UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01402
CONTINENTAL ASSURANCE COMPANY
SEPARATE ACCOUNT (B)
(Exact name of registrant as specified in charter)

333 South Wabash Avenue, Chicago, IL	60604
(Address of principal executive offices)	(Zip code)
Lynne Gugenheim
333 South Wabash Avenue, 23S
Chicago, IL 60604
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 822-5000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1: REPORTS TO STOCKHOLDERS

Participants’ Inquiries To:
Continental Assurance Company
Separate Account (B)
Attn: Pension Client Services — 42nd Floor
333 S. Wabash Ave.
Chicago, Illinois 60604
800-351-3001
Continental Assurance Company
Separate Account (B)
Report to Participants
December 31, 2009
Web Site: www.cna.com/sab/
Internet e-mail: sab@cna.com

Dear Participant:

For the twelve months ended December 31, 2009, Continental Assurance Company Separate Account (B) (Separate Account (B)) provided its participants with a total return of 31.0% compared to a total return of 31.6% for its benchmark, the Standard & Poor’s (S&P) 500/Citigroup Growth Index®. Separate Account (B) effectively equaled its benchmark’s performance during a year when the broad domestic equity markets changed rapidly, losing over 10% in the first quarter only to rebound sharply in the next three quarters and post gains for the year in excess of 25.0%. For more specific information about the performance of Separate Account (B), please see the Portfolio Manager’s Perspective section.
The economic recovery that emerged in the second half of 2009 is generally expected to continue into 2010. Economic forecasts as of December 2009 anticipate that real gross domestic product will increase by 2.7% to 3.0% per quarter during 2010. However, the recovery remains fragile and questions persist as to whether or not the economy will continue to expand after the government’s monetary and fiscal stimulus programs have run their course. In addition, the federal government’s deficit, which is expected to be around 10% of gross domestic product in 2010, could dampen economic growth during the year as businesses and individuals reduce investment in anticipation of higher taxes.
Core inflation (which excludes food and energy prices) is expected to remain under control during 2010 and stay in the 1.2% to 1.4% range. Unemployment rates grew steadily in 2009 and are expected to peak at 10.2% in the first quarter of 2010 before declining to 9.7% by year end. Due to their negative impact on consumer spending (which represents more than two-thirds of the total economy), continued high levels of unemployment may pose a threat to sustained economic growth in 2010. The Federal Reserve Board (the Fed) will likely increase the Fed Funds Target Rate in 2010 if core inflation gets above 2.0%, the unemployment rate begins to decline, or it appears that the economy is growing of its own volition after the government’s stimulus programs have receded. Consensus forecasts as of December 2009 indicate that the market expects the Fed to increase the Fed Funds Target Rate from its current range of 0.00% to 0.25% to over 1.0% by year end 2010 with the majority of the increase occurring in the second half of the year.
With the expectation of low inflation, slowly improving unemployment rates, and tenuous economic growth, many equity managers focus on the consumer staples, materials, and utilities sectors, holding attractively priced stocks that have growth potential as well as the potential for increases in the dividend rate. Your Portfolio Manager currently has positions that meet these criteria, and will continue to consider additional positions as circumstances warrant. In addition, the Portfolio Manager will continue to monitor market conditions closely and make portfolio adjustments that we believe will enhance relative returns within the growth stock universe.
Thank you for your continued support and participation.
Cordially,
Dennis R. Hemme
Chairman of the Committee
The statements contained in this management letter, which are not historical facts, are forward-looking statements. When included in this management letter, the words “believe,” “expects,” “intends,” “anticipates,” “estimates,” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date of this management letter.

Portfolio Manager’s Perspective

In the section below, Portfolio Manager Marilou R. McGirr discusses the performance of Separate Account (B) as well as the overall market environment and key investment strategies used during 2009. Ms. McGirr became the Portfolio Manager for Separate Account (B) in 2002 after having been its Chairman for four years. In addition, she was the trader for Separate Account (B) for eleven years and has more than twenty-five years of investment experience.
Separate Account (B)’s accumulated unit value, including reinvested dividends, increased by 31.0% during 2009. During the same time period, including reinvested dividends, the S&P 500 Index® (the S&P 500) was up 26.5% and the S&P 500/Citigroup Growth Index® increased by 31.6%. The S&P 500 is a broad index which contains both value stocks and growth stocks of large-cap U.S. companies (generally defined as companies that have a market capitalization of $10 billion or more). The S&P 500/Citigroup Growth Index® measures the return of the growth stocks contained within the S&P 500 and is the Separate Account (B)’s benchmark for performance. Your portfolio is structured for growth, with a core holding of high quality, large-cap companies. Separate Account (B)’s year-to-date performance fell short of its benchmark by 0.6%, a slim margin given the overall level of returns.
Common Stock Sector Distribution
Separate Account (B) and
S&P 500/Citigroup Growth Index ®
December 31, 2009

		S&P 500 /
	Separate	Citigroup
Sector	Account (B)	Growth Index®

Consumer Discretionary	2.8%	8.4%
Consumer Staples	16.5%	10.4%
Energy	8.1%	12.0%
Financials	2.6%	5.9%
Health Care	14.5%	13.5%
Industrials	11.1%	9.1%
Information Technology	35.4%	33.6%
Materials	7.3%	4.6%
Telecommunication Services	1.7%	2.0%
Utilities	0.0%	0.5%

Monetary and fiscal intervention by the federal government during 2009 helped soften the impact of the economic recession and led to positive economic growth in the second half of the year as real gross domestic product increased by 2.2% in the third quarter and 3.0% in the fourth quarter. In addition to the federal stimulus programs, other factors that helped economic growth in the second half of 2009 included benign levels of inflation, low short term interest rates, increasing home prices and sales, rising consumer confidence, and an increase in manufacturing activity. Negative developments during the year included increasing unemployment and rising federal deficits. In addition, questions remain regarding the sustainability of economic growth when the federal government ends its stimulus programs.
Core inflation, which excludes food and energy prices, remained in the 1.3% to 1.7% range for all of 2009, helping the Federal Reserve Board (the Fed) to maintain its low interest rate policy in an effort to stimulate economic growth. Due in part to inflation being under control, the Fed kept the Fed Funds Target Rate range unchanged at 0.00% to 0.25% during 2009. This accommodative monetary policy helped keep short term interest rates low for the entire year. Three month T-bills began 2009 yielding 0.11% and ended the year yielding 0.04%. Home prices, as measured by the S&P/Case-Shiller® index reached their low for 2009 at the end of the first quarter and grew modestly during the second half of the year. Pending home sales increased for nine consecutive months between February and October of 2009 before dropping in November, according to the National Association of Realtors® Pending Home Sales Index. The University of Michigan’s Consumer Confidence Index started 2009 at 60.1, fell to 57.3 at the end of the first quarter only to rise to 73.5 by year end. The manufacturing activity index published by the Institute for Supply Management® increased each quarter throughout 2009 as companies moved to re-build inventories. The index, which began the year at 32.9, reached 52.6 by the end of the second quarter and 55.9 by the end of the year. Levels above 50.0 are considered indicative of economic growth.
Unemployment grew throughout 2009 starting at 6.9% only to trend upwards throughout the year and peak at 10.1% by the end of the fourth quarter. While high unemployment helps keep inflation in check, sustained economic growth will require a recovery in the labor market. The federal deficit rose from 3% of gross domestic product in 2008 to 10% in 2009 as the government employed fiscal policy to ease the recession. Although this fiscal policy contributed to the economic growth in the second half of 2009, the increasing deficits will likely lead to future tax increases and can have a negative impact on spending and investment. Lastly, the economic recovery appears to be the result, in part, of the stimulus measures taken by the government. Uncertainty as to whether the economy can stand on its own without governmental intervention remains a concern.
The Portfolio Manager’s key investment strategy during 2009, given her expectations of increasing levels of unemployment, low levels of inflation, and economic growth triggered in part by government stimulus programs was to focus on the Information Technology, Consumer Staples, Health Care, and Industrials sectors.
All of the returns in this report represent past performance, which is not a guarantee of the future results that may be achieved by Separate Account (B). Also, note that both investment returns and principal value can fluctuate widely, so a participant’s units, when sold, could be worth more or less than their original cost. In addition, the performance data does not reflect the deduction of a sales load or fee which, if reflected, would reduce the performance results. The returns shown do not reflect taxes that a participant would pay on fund distributions or on the sale of Separate Account (B) units.

Committee Members
for Separate Account (B)

Dennis R. Hemme Chairman of the Committee and President Senior Vice President and Treasurer Continental Assurance Company	Richard T. Fox Financial Consultant	Peter J. Wrenn Chairman and Treasurer Hudson Technology, Inc.

Marilou R. McGirr Vice President and Treasurer (Portfolio Manager) Vice President and Assistant Treasurer Continental Assurance Company	Petrine J. Nielsen Retired

Officers Thomas C. Scott Principal Executive Officer Senior Vice President Life and Group Operations Continental Assurance Company	Lawrence J. Boysen Principal Financial and Accounting Officer Senior Vice President and Corporate Controller Continental Assurance Company	Michael P. Coffey Chief Compliance Officer Assistant Vice President and Assistant General Counsel Continental Assurance Company

Auditors Deloitte & Touche LLP Chicago, Illinois	Custodian JPMorgan Chase Bank, N.A. Chicago, Illinois

This report has been prepared for the information of participants in Continental Assurance Company Separate Account (B) and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding Separate Account (B)’s objectives, policies, management, records, sales commissions and other information.

Record of Accumulation Unit Values

		Unit
	Valuation	Market
	Date	Value

2009	December 31,	$27.04
2008	December 31,	20.64
2007	December 31,	32.10
2006	December 31,	26.81
2005	December 31,	23.08
2004	December 31,	21.15
2003	December 31,	19.55
2002	December 31,	16.00
2001	December 31,	20.48
2000	December 31,	26.37

Illustration of an Assumed Investment in One Accumulation Unit

Separate Account (B) does not make distributions of investment income and realized capital gains; therefore, the unit values include investment income and capital gains. This chart displays the unit value at December 31, for each of the past ten years. These values should not be considered representations of values which may be achieved in the future.

Continental Assurance Company Separate Account (B)
Schedule of Investments

December 31, 2009
	Number of
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value

COMMON STOCKS:

CONSUMER DISCRETIONARY–2.8%
Hotels, Restaurants & Leisure–2.8%
Marriott International, Inc. — Class A	31,337	$853,933

CONSUMER STAPLES–16.5%
Beverages–6.8%
Molson Coors Brewing Company — Class B	16,500	745,140
Pepsico, Inc.	22,000	1,337,600

		2,082,740

Food & Staples Retailing–4.5%
Costco Wholesale Corporation	10,000	591,700
CVS Caremark Corporation	25,000	805,250

		1,396,950

Household Products–2.8%
The Procter & Gamble Company	14,000	848,820

Tobacco–2.4%
Philip Morris International Inc.	15,000	722,850

ENERGY–8.1%
Energy Equipment & Services–6.3%
Halliburton Company	30,000	902,700
Schlumberger Limited(**)	10,000	650,900
Weatherford International Ltd.(*) (**)	22,000	394,020

		1,947,620

Oil, Gas & Consumable Fuels–1.8%
Exxon Mobil Corporation	8,000	545,520

(*)	Denotes non-income producing holdings for the year ended December 31, 2009.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Schedule of Investments — continued

December 31, 2009
	Number of
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value

FINANCIALS–2.6%
Diversified Financial Services–2.6%
JPMorgan Chase & Co.	19,000	791,730

HEALTH CARE–14.5%
Biotechnology–2.8%
Gilead Sciences, Inc.(*)	20,000	865,600

Health Care Equipment & Supplies–6.1%
Baxter International Inc.	10,000	586,800
Medtronic Inc.	12,500	549,750
St. Jude Medical, Inc.(*)	20,000	735,600

		1,872,150

Pharmaceuticals–5.6%
Abbott Laboratories	16,500	890,835
Pharmaceutical Holdrs (SM) Trust(***)	12,500	825,000

		1,715,835

INDUSTRIALS–11.0%
Aerospace & Defense–3.6%
United Technologies Corporation	16,000	1,110,560

Industrial Congolomerates–1.7%
General Electric Company	35,000	529,550

Road & Rail–5.7%
CSX Corporation	36,000	1,745,640

(*)	Denotes non-income producing holdings for the year ended December 31, 2009.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Schedule of Investments — continued

December 31, 2009
	Number of
(All investments are in securities of unaffiliated issuers)	Shares	Fair Value

INFORMATION TECHNOLOGY–35.3%
Communications Equipment–5.4%
Cisco Systems, Inc.(*)	40,000	$957,600
Qualcomm Incorporated	15,000	693,900

		1,651,500

Computers & Peripherals–5.0%
Hewlett-Packard Company	30,000	1,545,300

Electronic Equip., Instruments–2.2%
Corning Incorporated	35,000	675,850

Internet Software & Services–10.1%
Google Inc. — Class A(*)	5,000	3,099,900

IT Services–12.6%
Mastercard Incorporated — Class A	10,000	2,559,800
Visa Inc. — Class A	15,000	1,311,900

		3,871,700

MATERIALS–7.3%
Chemicals–7.3%
E.I. Du Pont De Nemours and Company	18,500	622,895
Praxair, Inc.	20,000	1,606,200

		2,229,095

TELECOMMUNICATION SERVICES–1.7%
Diversified Telecommunication–1.7%
Qwest Communications International Inc.	120,000	505,200

Total Common Stocks–99.8%		30,608,043

MONEY MARKET FUND
JPMorgan U.S. Government Agency Shares		75,809

Total short-term–0.2%		75,809

TOTAL INVESTMENTS		$30,683,852

(*)	Denotes non-income producing holdings for the year ended December 31, 2009.
(**)	Denotes non-U.S. domiciled companies.
(***)	A trust consisting of approximately 20 common stocks.
The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments in securities of unaffiliated issuers:
Common stocks, at fair value (cost: $23,834,040)	$30,608,043
Money market fund	75,809

Total investments	30,683,852

Dividends and interest receivable	31,694
Prepaid expenses	4,585
Miscellaneous receivable	4,348

Total assets	30,724,479

Liabilities:
Fees payable to Continental Assurance Company	3,590
Accrued expenses	3,749

Total liabilities	7,339

Participants’ equity — net assets:
Accumulated net investment income	54,302,287
Accumulated net realized gains on investment transactions	174,950,205
Accumulated net unrealized gains	6,774,003
Net Capital paid in	(205,309,355)

Total participants’ equity — net assets (1,136,032 accumulation units outstanding at $27.04 per accumulation unit; unlimited accumulation units authorized)	$30,717,140

The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Statement of Operations

Year ended December 31, 2009

Investment income:
Dividends	$585,903
Interest	1,720

Total investment income	587,623

Expenses:
Investment advisory fees	141,214
Legal and audit	58,017
Prospectus and unitholder reports	27,551
Committee Member fees	30,000
Fidelity bond	6,512
Miscellaneous	5,220

Total expenses	268,514

Net investment income	319,109

Investments:
Net realized gains (losses) on investments	(583,578)
Change in net unrealized gains (losses) on investments	8,110,023

Net gains (losses) on investments	7,526,445

Net increase (decrease) in participants’ equity resulting from operations	$7,845,554

The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Statements of Changes in Participants’ Equity

Years ended December 31,	2009	2008

From operations:
Net investment income	$319,109	$234,359
Net realized gains (losses) on investments	(583,578)	(521,903)
Change in net unrealized gains (losses) on investments	8,110,023	(14,992,260)

Net increase (decrease) in participants’ equity resulting from operations	7,845,554	(15,279,804)

From accumulation unit transactions:
Withdrawals (150,443 accumulation units in 2009, and 83,770 accumulation units in 2008)	(3,686,946)	(2,141,583)

Net decrease in participants’ equity resulting from accumulation unit transactions	(3,686,946)	(2,141,583)

Total increase (decrease) in participants’ equity	4,158,608	(17,421,387)

Participants’ equity, beginning of the year	26,558,532	43,979,919

Participants’ equity, end of the year	$30,717,140	$26,558,532

The accompanying Notes are an integral part of these Financial Statements.

Continental Assurance Company Separate Account (B)
Financial Highlights

	Years ended December 31,
(Per accumulation unit outstanding
during the period)	2009	2008	2007	2006	2005

Value at the beginning of the period	$20.64	$32.10	$26.81	$23.08	$21.15

Investment income (1)	0.48	0.41	0.34	0.30	0.27
Expenses (1)	(0.22)	(0.23)	(0.24)	(0.20)	(0.18)

Net investment income	0.26	0.18	0.10	0.10	0.09
Net gain (loss) on investments (1)	6.14	(11.64)	5.19	3.63	1.84

Net increase (decrease) in participants’ equity resulting from operations	6.40	(11.46)	5.29	3.73	1.93

Value at the end of the period	$27.04	$20.64	$32.10	$26.81	$23.08

Net assets ($000’s)	$30,717	$26,559	$43,980	$40,224	$42,248
Total return (2)	31.0%	(35.7)%	19.7%	16.2%	9.1%
Ratio of net investment income to average participants’ equity	1.13%	0.63%	0.34%	0.40%	0.41%
Ratio of expenses to average participants’ equity	0.95%	0.83%	0.82%	0.83%	0.83%
Portfolio turnover rate	11.00%	22.00%	11.00%	43.00%	48.00%
Number of accumulation units outstanding at the end of the period	1,136,032	1,286,475	1,370,245	1,500,346	1,830,683

(1)	Investment income, expenses and net gain (loss) on investments per accumulation unit is based on average accumulation units outstanding during the period.
(2)	These numbers do not reflect the deduction of a sales load or fee and, if reflected, the sales load or fee would reduce the total return. In addition, the returns shown do not reflect taxes that a participant would pay on Separate Account (B) distributions or on the sale of Separate Account (B) units. The total return figures presented here represent past performance, which is not a guarantee of future results that may be achieved by Separate Account (B).
The accompanying Notes are an integral part of these Financial Statements.

Notes to Financial Statements

Note 1. Significant Accounting Policies

Organization
Continental Assurance Company Separate Account (B) (Separate Account (B)) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. Separate Account (B) is a separate account of Continental Assurance Company (CAC), an Illinois life insurance company which is a wholly-owned subsidiary of Continental Casualty Company (Casualty). Casualty is wholly-owned by The Continental Corporation (TCC). TCC is wholly-owned by CNA Financial Corporation (CNAF). Loews Corporation owns approximately 90% of the outstanding common stock of CNAF as of December 31, 2009.
CAC sold the vast majority of its life and group businesses in 2003 and 2004 and is no longer soliciting sales in the remaining life and group businesses, including Separate Account (B). Accordingly new purchases of accumulation units by Separate Account (B) participants generally are not being accepted, except where contractually required. CAC also provides investment advisory and administrative services to Separate Account (B) for a fee. For a detailed discussion of the fee structure related to the investment advisory and administrative services, please see Note 3. Fees and Other Transactions with Affiliates.
The assets and liabilities of Separate Account (B) are segregated from those of CAC.
Investments
Investments in securities traded on national securities exchanges are valued at the last reported sales price. Money market funds are valued at net asset value which approximates fair value.
Net realized gains and losses on sales of securities are determined as the difference between proceeds and cost, using the specific identification method. There are no differences in cost for financial statement and federal income tax purposes.
Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income on the money market fund is accrued on a daily basis.
Options
CAC, on behalf of Separate Account (B), may write covered call options for income enhancement purposes, purchase covered put options for hedging purposes and close out such positions with other option transactions. There were no option transactions for the year ended December 31, 2009 and no options were outstanding as of December 31, 2009.
Expenses
Most of the expenses of Separate Account (B) are paid directly by Separate Account (B). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. For a detailed discussion of the fee and expense structure of Separate Account (B), please see Note 3. Fees and Other Transactions with Affiliates.
Federal Income Taxes
Separate Account (B) is not qualified as a “regulated investment company” under subchapter M of the Internal Revenue Code, as it is not taxed separately from CAC. While Separate Account (B) is part of the total operations of CAC, under existing federal income tax law, no taxes are payable on the investment income and realized capital gains which are reinvested in Separate Account (B) and which are taken into account in determining the value of the accumulation unit and the value of the annuity unit and which are not distributed to participants except as part of annuity payments. Both investment income and realized capital gains are accumulated and reinvested.

The investment results credited to a participant’s account are not taxable to the participant until benefits are received by the participant. At that time, there is no distinction made between investment income and realized and unrealized gains in determining either the amount of the participant’s benefits, or the taxes paid by the participant on these benefits. All payments generally are taxable to the recipient as ordinary income as received. A participant may wish to consult a tax adviser for more complete information.
Other
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. For the year ended December 31, 2009, management has evaluated subsequent events through the filing date of February 26, 2010.

Note 2. Investments

Year ended
Net realized gains (losses) on investments	December 31, 2009

Aggregate proceeds — common stock	$5,514,992
Aggregate cost — common stock	6,098,570

Net realized gains (losses) on investments	$(583,578)

Aggregate cost of securities purchased
Common stocks	$3,101,986

Note 3. Fees and Other Transactions with Affiliates

Under the Second Restated and Amended Investment Advisory Agreement with CAC (the Amended Advisory Agreement), Separate Account (B) directly pays most of the fees and expenses associated with Separate Account (B) including professional fees, fees of Committee Members not employed by CAC, printing costs and fidelity bond insurance. CAC pays for fees and expenses related to the sale of accumulation units, as well as the fees and expenses related to its investment advisory services. Under the Amended Advisory Agreement, Separate Account (B) pays CAC a monthly investment advisory fee, computed at the annual rate of 0.50 of 1.0% of the average daily net asset value of Separate Account (B).
The assets of Separate Account (B) can be invested in securities contracts of investment companies, which charge advisory and administrative fees that are separate and in addition to the advisory fee charged by CAC. Under the Amended Advisory Agreement, CAC agreed to limit the amount of indirect expenses that Separate Account (B) would incur for assets invested in securities contracts of investment companies (excluding assets invested in money market funds) to 0.20 of 1.0% of the average daily net asset value of Separate Account (B) on any business day by having CAC reimburse Separate Account (B) for any indirect expenses in excess of this amount. Separate Account (B) did not invest in securities contracts of investment companies (other than money market funds) for the year ended December 31, 2009. Accordingly, no such reimbursement was required during such period.
Participants pay fees directly to CAC for sales and administrative services, which are deducted from participants’ accounts on an annual basis (included in accumulation unit transaction withdrawals in the Statements of Changes in Participants’ Equity). Sales fees represent costs paid by participants upon purchase of additional accumulation units; administrative fees are deducted annually from applicable participants’ accounts.

Fees and expenses paid to CAC	Year ended December 31, 2009

Investment advisory fees charged to participants’ equity	$141,214
Administrative fees paid by participants	2,745

Total	$143,959

Note 4. Fair Value

Fair value is the price that would be received upon sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The following fair value hierarchy is used in selecting inputs, with the highest priority given to Level 1, as these are the most transparent or reliable.
Level 1 – Quoted prices for identical instruments in active markets.
Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are observable in active markets.
Level 3 – Valuations derived from valuation techniques in which one or more significant inputs are unobservable.
Assets and liabilities measured at fair value on a recurring basis are summarized below.

				Total
				investments at
December 31, 2009	Level 1	Level 2	Level 3	fair value

Common stocks	$30,608,043	$—	$—	$30,608,043
Money market fund	75,809	—	—	75,809

Total investments	$30,683,852	$—	$—	$30,683,852

Common stocks and the money market fund, classified within Level 1 of the fair value hierarchy, include publicly traded securities valued using quoted market prices and a money market fund which is actively traded.
The carrying value of financial instruments reported on the Statement of Assets and Liabilities, including Dividends and interest receivable, Miscellaneous receivable, Fees payable to Continental Assurance Company and Accrued expenses, approximate fair value because of the short term nature of these items.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Committee Members and the Participants of
Continental Assurance Company Separate Account (B)
Chicago, Illinois
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Continental Assurance Company Separate Account (B) (“Separate Account”) (a separate account of Continental Assurance Company, which is an affiliate of CNA Financial Corporation, an affiliate of Loews Corporation), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in participants’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2009, the results of its operations for the year then ended, the changes in its participants’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois
February 22, 2010

Committee Members and Executive Officers

The management of Separate Account (B), including general supervision of the duties performed for it by CAC, is the responsibility of the Committee Members of Separate Account (B). The number of Committee Members of Separate Account (B) is currently set at five. None of the Committee Members who are not “interested” persons of Separate Account (B) has been a director or employee of, or consultant to, the adviser or its affiliates in the last twenty years. The names and business addresses of the Committee Members and executive officers of Separate Account (B), their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Number of
				Portfolios	Other
		Term of		in Fund Complex	Directorships
		Office and		Overseen by	Held by
	Position(s) Held	Length of	Principal Occupation(s)	Director or Nominee	Director or
Name, Address and Date of Birth	with Fund	Time Served	During the Last 5 Years	for Director	Nominee

Disinterested Committee Members

Richard T. Fox 333 South Wabash Avenue Chicago, Illinois 60604 Born February 15, 1938	Committee Member	One Year Since February 1986	Financial Consultant	One	None

Petrine J. Nielsen 333 South Wabash Avenue Chicago, Illinois 60604 Born June 27, 1940	Committee Member	One Year Since June 2004	Retired	One	None

Peter J. Wrenn 333 South Wabash Avenue Chicago, Illinois 60604 Born February 10, 1936	Committee Member	One Year Since April 1987	Chairman and Treasurer of Hudson Technology, Inc. (tooling and manufacturing)	One	None

Number of
				Portfolios	Other
		Term of		in Fund Complex	Directorships
		Office and		Overseen by	Held by
	Position(s) Held	Length of	Principal Occupation(s)	Director or Nominee	Director or
Name, Address and Date of Birth	with Fund	Time Served	During the Last 5 Years	for Director	Nominee

Interested Committee Members and Executive Officers*

Dennis R. Hemme 333 South Wabash Avenue Chicago, Illinois 60604 Born June 19, 1955	Committee Member; Chairman and President	One Year Since May 2003	Senior Vice President and Treasurer of CAC and Casualty since April 2007; prior thereto Vice President and Treasurer of CAC and Casualty	One	None

Marilou R. McGirr 333 South Wabash Avenue Chicago, Illinois 60604 Born March 29, 1953	Committee Member; Vice President and Treasurer	One Year Since November 1997	Vice President and Assistant Treasurer of CAC and Casualty; Portfolio Manager of Separate Account (B)	One	None

Thomas C. Scott 333 South Wabash Avenue Chicago, Illinois 60604 Born March 4, 1947	Principal Executive Officer	N/A Since July 2009	Senior Vice President of CAC’s Life and Group Operations	N/A	None

Lawrence J. Boysen 333 South Wabash Avenue Chicago, Illinois 60604 Born December 3, 1955	Principal Financial and Accounting Officer	N/A Since July 2009	Senior Vice President and Corporate Controller of CAC and Casualty	N/A	None

Michael P. Coffey 333 South Wabash Avenue Chicago, Illinois 60604 Born October 10, 1966	Chief Compliance Officer	One Year Since August 2004	Assistant Vice President and Assistant General Counsel of CAC and Casualty since April 2006; prior thereto Director and Senior Counsel of CAC and Casualty	N/A	None

*	An “interested person” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (1940 Act), by virtue of his/her employment with CAC or any of its affiliated companies. See “Remuneration of Committee Members” for a further description of the affiliated companies.

Remuneration of Committee Members

Separate Account (B) pays Committee Members a fee for their service of $10,000 per annum and reimburses Committee Members for expenses incurred in attending Committee meetings. However, no payments of fees or expenses are made by Separate Account (B) to any Committee Member who is an officer, or employee of, or special consultant to, CAC, Casualty, CNAF or any of their affiliated companies (an “interested person”). Therefore, neither Mr. Hemme nor Ms. McGirr has received, nor will receive, any such payments. In addition, no Executive Officer of Separate Account (B) receives any such payments from Separate Account (B).

Quarterly Portfolio of Investments and Proxy Voting

Separate Account (B) files its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarter of each fiscal year on Form N-Q which, when filed, is available without charge, upon written request. Please send a written request to Continental Assurance Company Separate Account (B), Attn: Pension Client Services — 42nd Floor, 333 S. Wabash Ave. Chicago, Illinois 60604.
Separate Account (B)’s proxy voting guidelines and information regarding how Separate Account (B) voted proxies relating to portfolio securities held during the most recent 12-month period ended December 31, 2009 are available without charge, upon request, by calling Continental Assurance Company toll-free at (800) 351-3001.
You may also obtain Separate Account (B)’s proxy voting guidelines, information regarding how proxies were voted, Separate Account (B)’s complete schedule of investments, and other fund information directly from the SEC. Visit the SEC online at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. The SEC may charge a copying fee for this information. You may also request information about Separate Account (B) by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

ITEM 2.	CODE OF ETHICS.
The Registrant has adopted a Code of Ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. No substantive amendments were approved or waivers were granted to this Code of Ethics during the period covered by this report. The Registrant undertakes to provide a copy of this Code of Ethics without charge to anyone who makes a written request to the Secretary of the Registrant at the following address:
Continental Assurance Company Separate Account (B)
333 South Wabash Avenue
Chicago, IL 60604
Attn: Secretary, 23S

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Committee of Registrant has determined that Richard T. Fox qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fox is considered “independent” as described for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant (Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates) are listed below.

	2009	2008
Audit Fees Allocated to Registrant	$40,000	$42,000
Audit-Related Fees Allocated to Registrant	$—	$—
Tax Fees Allocated to Registrant	$—	$—
All Other Fees Allocated to Registrant	$—	$—
Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-Related Fees include amounts for attest services not required by statute or regulation. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. All Other Fees include amounts for products and services not reported in Audit Fees, Audit-Related Fees and Tax Fees.
(e) (1) The Registrant’s Audit Committee is required to approve the engagement of the auditors and all non-audit services provided to the Registrant. The Audit Committee has established a pre-approval policy with regard to auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent registered public accountants, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. Under this policy, the Audit Committee annually pre-approves certain limited, specified recurring services which may be provided by the principal accountant. All other engagements for services to be performed by the principal accountant for Registrant must be separately pre-approved by the Audit Committee. The Audit Committee may also form and delegate authority to a subcommittee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.
     (2) No services included in (a) – (d) above were required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable as less than fifty percent.
(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $700,699 and $1,964,000.
(h) The Registrant’s Audit Committee has considered whether the provision by the Registrant’s principal accountant of non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence and determined that it was compatible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable to the Registrant.

ITEM 6.	INVESTMENTS
(a) Information included in Item 1.
(b) No disclosure is required by this Item 6(b).

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no changes to the procedures by which participants may recommend nominees to the Committee.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (1940 Act)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial and accounting officer have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.
(b) There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS
File the exhibits listed below as part of this Form.
(a) (1) Registrant’s Code of Ethics: Not applicable. Please see Item 2 above.
(a) (2) Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940: Attached hereto as EX-99.CERT.
(a) (3) Not applicable to the Registrant.
(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940: Attached hereto as EX-99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Continental Assurance Company Separate Account (B)

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer
Date: February 26, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS C. SCOTT
Thomas C. Scott
Principal Executive Officer
Date: February 26, 2010

By:	/s/ LAWRENCE J. BOYSEN
Lawrence J. Boysen
Principal Financial and Accounting Officer
Date: February 26, 2010